LAZARD RETIREMENT FUNDS, INC.

                   Supplement to Prospectus dated May 1, 2002


Listed below are estimated per share rates to be distributed from ordinary income and capital gains for certain Portfolios of Lazard Retirement Funds, Inc. The indicated Portfolios will be paying this distribution on August 21, 2002. The record date will be August 19, 2002, and the ex-dividend date will be August 20, 2002.

                                                      ESTIMATED       ESTIMATED
                                    ESTIMATED        SHORT-TERM      LONG-TERM
                                 ORDINARY INCOME    CAPITAL GAIN    CAPITAL GAIN
                                     DIVIDEND       DISTRIBUTION    DISTRIBUTION
PORTFOLIO                           PER SHARE         PER SHARE       PER SHARE
================================================================================

Lazard Equity                         $.01                --              --

Lazard Small Cap                        --              $.05              --

Lazard International Equity           $.01                --              --

Please be advised that these estimates may change prior to the payable date due to changes in the number of shares outstanding. The Fund will send complete tax information pertaining to your account in January 2003. Please consult your tax advisor as to how these distributions may affect your individual tax situation.



August 12, 2002